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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported): August 30, 2006

                    IndyMac INDA Mortgage Loan Trust 2006-AR2
                    -----------------------------------------
                         (exact name of issuing entity)
           Commission File Number of the issuing entity: 333-132042-29

                                IndyMac MBS, Inc.
                                -----------------
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-132042

                              IndyMac Bank, F.S.B.
                              --------------------
             (Exact name of the sponsor as specified in its charter)

          Delaware                                          95-4791925
------------------------------       ----------        ------------------------
(State or Other Jurisdiction                            (I.R.S. Employer
     of Incorporation)                                  Identification No.)

         155 North Lake Avenue
           Pasadena, California                               91101
    ----------------------------------                       ----------------
        (Address of Principal                                (Zip Code)
         Executive Offices)


Registrant's telephone number, including area code: (800) 669-2300
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))


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[  ]     Pre-commencement communications pursuant to Rule 14e-4(c) under the
         Exchange Act (17 CFR 240.14e-4(c))

Section 8  Other Events

Item 8.01  Other Events.

           On August 30, 2006, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of August 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's IndyMac INDA Mortgage Loan Trust 2006-AR2 (the "Issuing Entity"), Mortgage Pass-Through Certificates, Series 2006-AR2 (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.



Section 9  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

         Not applicable.

(b) Pro forma financial information.

         Not applicable.

(c)  Shell Company Transactions.

         Not applicable.

(d) Exhibits.

Exhibit No.  Description

99.1 The Pooling and Servicing Agreement, dated as of August 1, 2006, by and among the Company, IndyMac and the Trustee.



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     SIGNATURES



           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                INDYMAC MBS, INC.



                                                By:  /s/ Victor H. Woodworth
                                                     ------------------------
                                                     Victor H. Woodworth
                                                     Vice President



Dated: September 12, 2006


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                                  Exhibit Index

Exhibit
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  99.1        The Pooling and Servicing Agreement, dated as of August 1, 2006, by and among the Company, IndyMac and the Trustee.